DAVIS VALUE PORTFOLIO


(PORTFOLIO OF DAVIS VARIABLE ACCOUNT FUND, INC.)



June 30, 2000


SEMI-ANNUAL REPORT




                                  [DAVIS LOGO]

DAVIS VALUE PORTFOLIO
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
===============================================================================

Dear Shareholder,

We are optimists at heart and we believe that stocks offer the best means of creating wealth over the long term. Historically, stocks have won over time because they represent claims on growth, not a fixed promise to pay a fixed amount, which is the case with bonds.(1) As gross domestic product (GDP) and corporate profits grow, so does the valuation floor for stocks.

With that as a backdrop, every day when we come to work we try to do four things. First, we seek out businesses that will grow, preferably ones that need little new capital because that means they are the most self-sufficient.

Second, we evaluate the judgment, vision and integrity of management. We want to get a good feel for what management plans to do with the free cash flows generated by the business--be it making new investments, acquiring other businesses or increasing dividends.

Third, we value those businesses against the alternatives, seeking to determine what "mystery" coupon or rate of return the business will produce for its stockowners. In other words, we determine what we would be willing to pay for the business in order to provide us with a better projected rate of return than the coupon rate on risk-free alternatives such as 10-year Treasury bonds, and we try to buy the companies when they are attractively valued.

Fourth, we consider this analysis within the context of where we are in the stock market cycle. We know we are on a long journey. If equities will grow at a rate of around 7% a year over the next 30 years, which is a little less than their long term average, that would take the Dow Jones Industrial Average from around 10,000 to 80,000 by 2030.(2) At the same time, we are mindful that road conditions will not always be favorable and that there will be checkpoints along the way because different eras create different risk profiles.

Looking ahead over the next few years, we recognize that we are unlikely to continue enjoying the big drivers of stock performance that we have had over the past 15 to 20 years--namely, dramatically rising corporate profits, steeply falling interest rates and sharply higher price/earnings (P/E) valuations. Inflation and interest rates have plateaued at best and may be increasing, which means caution lights are flashing on the road ahead. If inflation keeps climbing, the Federal Reserve will take concerted action after the presidential election, raising interest rates even further and therefore the risk-free hurdle rate against which all stocks have to compete. As for corporate profits, they still have a green light, but they have been inflated by various accounting practices and cannot keep growing their share of GDP forever.

All of this leads us to believe that the market could be in a 30% to 50% trading range over the next 5 to 10 years before there is a big break out again. That is a lot of movement in points, but not much in percentage terms, particularly when you consider the market went up tenfold (from 1,000 to 10,000) over the past 20 years. Although the rate of growth may be slowing, we still anticipate a fairly favorable environment for stocks. The Federal Reserve is doing its job right by trying to prolong the cycle, deflate a bubble and prevent a boom/bust scenario. Even if we stay in a trading-range market for some time, there should always be opportunities for stock picking.

We think multinationals may be a fertile area to investigate whether they are in the technology, drug or financial sector. For several years, these companies have been fighting headwinds related to various financial crises around the world, the strength of the dollar and the market's fixation on Internet companies. Now high-quality multinationals with proven management teams may move into the spotlight because they have flexibility to allocate capital around the globe to wherever it may earn the best return, and with a world population of around six billion, their potential customer base is huge.

DAVIS VALUE PORTFOLIO
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
===============================================================================

Contrary to what some people may believe, we are not against technology. Particularly in a difficult market when you have to be a good stock picker, it is useful to identify a theme. Over the next decade, technology is almost certain to be a key investment trend, whether it be the inventors of technology or traditional companies that successfully apply technology in their business models. American Express(3) is one example of a company that is likely to benefit as consumers buy more and more over the Internet, charging purchases on their credit cards. In addition, there are a number of financial and other companies that will use the Internet to drive down their costs or to leverage their brand power and broaden their marketing reach. If these companies are also multinational, so much the better because they can do this all over the world.

Of course, no one knows for sure exactly what the next few years will bring. But regardless of election results, inflation, interest rates or profit trends, we will continue to manage money according to the same generational philosophy we have applied for decades in all types of markets. Investing is a batting average business, full of strikeouts and mistakes as well as home runs. Rest assured that we will try to do sensible things every day when we come to work and do the best we can because our money is invested side by side with our fellow shareholders. We continue to believe that stocks are the best way to build long-term wealth. Staying invested puts time on our side and gives compounding the opportunity to work for us all.(4)

Sincerely,

/s/ Shelby M.C. Davis
------------------------
Shelby M.C. Davis
Senior Research Adviser

August 4, 2000

DAVIS VALUE PORTFOLIO
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS

DAVIS VALUE PORTFOLIO

PERFORMANCE OVERVIEW

The Davis Value Portfolio delivered a total return of 7.02% for the six-month period and 9.85% for the one-year period from July 1, 1999 (commencement of operations) to June 30, 2000,(5) outpacing the performance of the Lipper Large-Cap Value Index(6) and the Standard & Poor's 500 Index.(6) The Lipper Large-Cap Value Index provided a return of (1.99)% and (2.38)%, respectively, over the latest six-month and one-year periods while the S&P 500 returned (0.43)% and 7.25%, respectively, over the same time frames.

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS

Q. How would you describe the performance of the Portfolio so far this year?

A. As Ken and I have often said, performance over any half-year, one-year or even two-year period is often unpredictable and rarely significant. Thus, we are reluctant to read too much into the strong relative results of the Davis Value Portfolio in the first six months of the year 2000.

That said, with regard to individual holdings, we have been very pleased with the performance of several companies that were relatively recent additions to the portfolio. In general, these companies were purchased while their stock prices languished under clouds of uncertainty or even scandal. In such cases, Ken and I believe that while we are taking what might be called "headline" risk, the fact that we are buying the companies after bad news has been disclosed often limits our economic risk.

Our purchase of American Home Products,(3) for example, came at a time when the company was facing litigation concerning unforeseen side effects with one of its drugs. While there was always a risk that the consequences of this litigation could have been much worse than we anticipated, we believed that the stock price more than discounted the likely outcome and that, as the clouds of uncertainty lifted, investors would again recognize the powerful new products and strong position of this company. Our colleague Danton Goei was an important resource in the Portfolio's opportunistic purchase of this company at significantly lower prices.

Similarly, our purchase of Tyco came at a time when the company was undergoing SEC scrutiny regarding its accounting for a number of mergers and acquisitions. Ken led an incredibly thorough research effort on this complex company and was ably assisted by Adam Seessel in reconstructing all of the company's recent acquisitions.

Although these companies could still prove to be disappointing investments if bad news subsequently comes to light, we think both are illustrative of our willingness to purchase companies opportunistically while others are anxiously selling. Such decisions can only be made with conviction based on thorough and independent research and on the recognition that short-term movements in stock prices often reflect changes in psychology rather than changes in economics.

DAVIS VALUE PORTFOLIO
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

Q. Could you comment on the overall market environment this year and its impact on the Portfolio's investments?

A. Turning from those specifics of the portfolio to the market in general, the year 2000 has proven to be another period of enormous stock price volatility. The relative flatness of the market averages masks enormous underlying gyrations in the prices of individual issues. The best way to demonstrate this is by examining the portfolio holdings of the Portfolio.

Over the past 12 months, 32 of our top 40 holdings--representing more than 70% of the portfolio--had a range of more than 50% between their lowest low and their highest high. Even more telling, 15 of the Portfolio's top 40 positions had a range of more than 100%, five a range of more than 150% and two a range of more than 200% between their lowest and highest price for the period.

Given that we generally own more established companies, as opposed to Internet start-ups, these sorts of ranges are remarkable. A natural consequence of such volatility, other factors being equal, is a tendency toward higher turnover. These enormous price swings mean companies are more likely to advance from a range of fair value to levels at which Ken and I would consider them overvalued and therefore candidates for sale, or conversely to decline to such prices that we would consider adding to our positions.

Another recent characteristic of the market has been a constant lowering of the quality of reported earnings. As anyone who runs a business can attest, perfectly predictable and consistent results can rarely be achieved in precise 12-week intervals. Yet Wall Street has come to place such a premium on consistent results that increasingly corporate America is torturing accounting policies to create the illusion of predictability and consistency in these short quarterly periods. As a result, earnings are frequently not what they seem, and reported results often include nonrecurring items such as favorable changes in pension fund assumptions, gains on sales of operations or securities, expense reductions from previously incurred restructuring charges and other financial gimmicks. Thus, most companies' quarterly earnings must be scrutinized much more intensively than ever before.

While we hope not to own many of the most flagrant offenders in the Davis Value Portfolio, we would expect that over the next several years the newspapers will be full of companies forced to come clean when their bag of accounting tricks is empty. Once a company starts down this path, it is difficult to stop as inflated results in the current quarter become increasingly difficult comparisons for future quarters.

Q. What final thoughts would you like to leave with your fellow shareholders?

A. While these observations may sound pessimistic, I am reminded of my father's comment last year that our goal is to be neither optimistic nor pessimistic, but to do our best to be realistic. As we have said in the past, the reality is that returns in the next decade are unlikely to be near the levels enjoyed in the last two decades. The danger is that as investors move from a position of almost universal optimism to a more realistic stance equity valuations could suffer significantly. It is the tendency of markets, like pendulums, not to move to the middle ground and stop, but instead to swing markedly to the other side. While such a significant correction would create many buying opportunities, it is unlikely that investors would have the stomach to pursue them. Therein lies the biggest danger facing investors.

DAVIS VALUE PORTFOLIO
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
===============================================================================


MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

This danger was illustrated in the March issue of Mutual Funds magazine, which featured the following statistic. According to the magazine, "Between 1984 and the end of 1998, the average stock fund gained 509%, or 12.8% per year over 15 years. Meanwhile, the typical mutual fund investor, whose average holding period was less than three years, earned just 186% or 7.25% a year." This staggering underperformance of the average fund investor was self-inflicted as it came from money flowing into the funds with great short-term performance and then flowing out of those funds when future results were disappointing.

If Ken and I can leave any message with our fellow shareholders, it is to fight the very human tendency to feel elated and optimistic when prices are high (as they are today) and discouraged and pessimistic when prices are low. Now when times are good is the right time to sound the cautious note. In doing so, we hope that we will all be better positioned to be optimistic and opportunistic when times look more bleak.(4)

--------------------------


This Semi-Annual Report is authorized for distribution only when accompanied or preceded by a current prospectus of Davis Value Portfolio which contains more information about risks, fees and expenses. Please read the prospectus carefully before investing or sending money.

1 Historically, common stocks have outperformed both bonds and cash. There is no assurance that this will continue to be true in the future.

2 This hypothetical example illustrates the power of compounding over a 30-year period, and is not intended to be indicative of future investment results which may be higher or lower than the assumed 7% rate.

3 See Davis Value Portfolio's Schedule of Investments for a detailed list of portfolio holdings.

4 This report reflects the professional opinions of Shelby M.C. Davis, Christopher Davis, and Kenneth Feinberg. All investments involve some degree of risk, there can be no assurance that Davis Value Portfolio's investment strategies will be successful. Prices of shares will vary, so that when redeemed, an investor's shares could be worth more or less than their original cost.

5 Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than when purchased. The following table lists the average annual total return for the period from July 1, 1999 (commencement of operations) through June 30, 2000.

------------------------------- ------------------------------
FUND NAME                               INCEPTION
                                        July 1, 1999
------------------------------- ------------------------------
Davis Value Portfolio                        9.85%
------------------------------- ------------------------------

DAVIS VALUE PORTFOLIO
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
===============================================================================


MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

6 The definitions of indices quoted in this annual report appear below. Investments cannot be made directly in any of these indices.

I. The S&P 500 Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

II. The Lipper Large-Cap Value Index is an equally weighted index of 30 large-cap value mutual funds. Returns are adjusted for the reinvestment of capital gain distributions and income dividends.

An investment in Davis Value Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

DAVIS VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS
JUNE 30, 2000 (Unaudited)

                                                                                                      VALUE
SHARES                                           SECURITY                                           (NOTE 1)
============================================================================================================
COMMON STOCK - (88.64%)

   ADVERTISING AGENCIES - (0.06%)
           300    WPP Group PLC  .............................................................   $      21,703
                                                                                                 -------------
   BANKS AND SAVINGS & LOAN ASSOCIATIONS - (5.14%)
        19,000    Golden West Financial Corp...................................................        775,438
        29,300    Wells Fargo & Co.............................................................      1,135,375
                                                                                                 -------------
                                                                                                     1,910,813
                                                                                                 -------------
   BUILDING MATERIALS - (3.73%)
         7,600    Martin Marietta Materials, Inc...............................................        307,325
        42,000    Masco Corp...................................................................        758,625
         7,500    Vulcan Materials Co..........................................................        320,157
                                                                                                 -------------
                                                                                                     1,386,107
                                                                                                 -------------
   CONSUMER PRODUCTS - (1.37%)
         3,100    Gillette Co..................................................................        108,306
        15,100    Philip Morris Cos., Inc. ....................................................        401,094
                                                                                                 -------------
                                                                                                       509,400
                                                                                                 -------------
   DIVERSIFIED - (1.79%)
            11    Berkshire Hathaway Inc., Class A*............................................        591,800
            42    Berkshire Hathaway Inc., Class B*............................................         73,920
                                                                                                 -------------
                                                                                                      665,720
                                                                                                 -------------
   DIVERSIFIED MANUFACTURING - (3.23%)
        25,400    Tyco International Ltd.......................................................     1,203,325
                                                                                                 -------------
   ELECTRONICS - (4.44%)
         1,800    Applied Materials, Inc.*.....................................................        163,181
         4,000    Koninklijke Philips Electronics N.V..........................................        190,000
         5,700    Molex Inc....................................................................        274,669
        14,900    Texas Instruments Inc........................................................      1,023,444
                                                                                                 -------------
                                                                                                     1,651,294
                                                                                                 -------------
   ENERGY - (1.54%)
         3,500    Devon Energy Corp............................................................        196,656
         9,300    Dover Corp...................................................................        377,231
                                                                                                 -------------
                                                                                                       573,887
                                                                                                 -------------
   FINANCIAL - (15.25%)
        35,500    American Express Co..........................................................      1,850,438
        25,000    Citigroup, Inc...............................................................      1,506,250
        12,600    Freddie Mac..................................................................        510,300
        30,900    Household International, Inc.................................................      1,284,281
         5,800    Providian Financial Corp. ...................................................        522,000
                                                                                                 -------------
                                                                                                     5,673,269
                                                                                                 -------------
   FOOD/BEVERAGE & RESTAURANT - (2.57%)
        29,000    McDonald's Corp..............................................................        955,188
                                                                                                 -------------


                                       8

DAVIS VALUE PORTFOLIO - CONTINUED
SCHEDULE OF INVESTMENTS
JUNE 30, 2000 (Unaudited)

                                                                                                      VALUE
SHARES                                           SECURITY                                           (NOTE 1)
============================================================================================================
COMMON STOCK - CONTINUED

   HOTELS & MOTELS - (0.77%)
         8,000    Marriott International, Inc..................................................  $     288,500
                                                                                                 -------------
   INDUSTRIAL - (1.42%)
        10,100    Sealed Air Corp.*............................................................        528,988
                                                                                                 -------------
   INVESTMENT FIRMS - (2.95%)
         2,500    Donaldson, Lufkin & Jenrette, Inc............................................        106,094
        11,900    Morgan Stanley Dean Witter & Co..............................................        990,674
                                                                                                 -------------
                                                                                                     1,096,768
                                                                                                 -------------
   LIFE INSURANCE - (0.15%)
         3,400    Sun Life Financial Services of Canada*.......................................         57,375
                                                                                                 -------------
   PHARMACEUTICAL AND HEALTH CARE - (8.63%)
        23,600    American Home Products Corp..................................................      1,386,500
        14,900    Bristol-Myers Squibb Co......................................................        867,925
         2,500    Eli Lilly & Co...............................................................        249,688
         1,800    Merck & Co., Inc.............................................................        137,925
         1,800    Pharmacia Corp...............................................................         93,038
         7,300    SmithKline Beecham PLC - ADR.................................................        475,869
                                                                                                 -------------
                                                                                                     3,210,945
                                                                                                 -------------
   PROPERTY/CASUALTY INSURANCE - (6.70%)
        12,425    American International Group, Inc. ..........................................      1,459,937
         2,500    Chubb Corp...................................................................        153,750
         5,100    Progressive Corp. (Ohio).....................................................        377,400
         6,000    Transatlantic Holdings, Inc..................................................        502,500
                                                                                                 -------------
                                                                                                     2,493,587
                                                                                                 -------------
   PUBLISHING - (1.48%)
         1,400    Dow Jones & Co., Inc. .......................................................        102,550
         4,000    Gannett Co., Inc.............................................................        239,250
         6,000    Tribune Co...................................................................        210,000
                                                                                                 -------------
                                                                                                       551,800
                                                                                                 -------------
   REAL ESTATE - (1.45%)
           600    Avalonbay Communities, Inc...................................................         25,050
        12,600    Centerpoint Properties Corp. ................................................        513,450
                                                                                                 -------------
                                                                                                       538,500
                                                                                                 -------------
   TECHNOLOGY - (13.52%)
        10,600    BMC Software, Inc.*..........................................................        386,568
        13,600    Hewlett-Packard Co...........................................................      1,698,300
         5,700    Intel Corp...................................................................        761,841
        11,500    International Business Machines Corp.........................................      1,259,969
        11,100    Lexmark International Group, Inc., Class A*..................................        746,475


                                       9


DAVIS VALUE PORTFOLIO - CONTINUED
SCHEDULE OF INVESTMENTS
JUNE 30, 2000 (Unaudited)
                                                                                                      VALUE
SHARES/PRINCIPAL                                 SECURITY                                           (NOTE 1)
============================================================================================================
COMMON STOCK - CONTINUED

   TECHNOLOGY - CONTINUED
         9,700    Novell, Inc.*................................................................  $      89,877
         1,900    SAP AG ......................................................................         89,181
                                                                                                 -------------
                                                                                                     5,032,211
                                                                                                 -------------
   TELECOMMUNICATIONS - (9.90%)
         5,380    Agilent Technologies, Inc.*..................................................        396,775
        14,990    AT&T Corp....................................................................        474,058
         3,900    AT&T Wireless Group*.........................................................        108,712
         3,500    Globalstar Telecommunications Limited* ......................................         31,281
         9,500    Loral Space & Communications, Ltd.*..........................................         65,906
        13,400    Lucent Technologies Inc......................................................        793,950
        22,700    Motorola, Inc................................................................        659,719
         1,500    Sprint Corp..................................................................         76,500
        14,500    Tellabs, Inc.*...............................................................        992,797
         1,800    WorldCom, Inc.*..............................................................         82,631
                                                                                                 -------------
                                                                                                     3,682,329
                                                                                                 -------------
   TRANSPORTATION - (0.12%)
           500    Kansas City Southern Industries, Inc.........................................         44,344
                                                                                                 -------------
   WHOLESALE - (2.43%)
        27,400    Costco Wholesale Corp.*......................................................        905,056
                                                                                                 -------------

                  Total Common Stock - (identified cost $31,935,501)...........................     32,981,109
                                                                                                 -------------

SHORT TERM INVESTMENTS - (12.71%)
$    4,729,000    State Street Corporation Repurchase Agreement, 6.60%, 07/03/00, dated
                    06/30/00, repurchase value $4,731,601 (collateralized by $4,780,000 par value Federal Home Loan Bank, 7.00%, 08/28/01, market value $4,875,600)
                    -  (identified cost $4,729,000)............................................      4,729,000
                                                                                                 -------------

                  Total Investments - (101.35%) - (identified cost $36,664,501) - (a)..........     37,710,109
                  Liabilities Less Other Assets - (1.35%)......................................       (501,846)
                                                                                                 -------------
                  Net Assets - (100%)..........................................................  $  37,208,263
                                                                                                 =============
*Non-Income Producing Security

 (a) Aggregate cost for Federal Income Tax purposes is $36,680,647. At June 30,
2000 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

                  Unrealized appreciation......................................................  $   2,443,959
                  Unrealized depreciation......................................................     (1,414,497)
                                                                                                 -------------
                  Net unrealized appreciation .................................................  $   1,029,462
                                                                                                 =============

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VALUE PORTFOLIO
STATEMENTS OF ASSETS AND LIABILITIES
At June 30, 2000 (Unaudited)

===============================================================================

ASSETS:
   Investments in securities, at value
     * (see accompanying Schedules of Investments)...................................................      $    37,710,109
   Cash..............................................................................................               10,220
   Receivables:
     Dividends and interest..........................................................................               22,174
     Capital stock sold..............................................................................              826,636
     Investments sold................................................................................              442,494
     Due from adviser................................................................................               11,595
   Prepaid expenses..................................................................................                6,025
                                                                                                           ---------------
   Total assets......................................................................................           39,029,253
                                                                                                           ---------------
LIABILITIES:
   Payables:
     Investment  securities purchased................................................................            1,778,482
     Capital stock required..........................................................................                4,070
     Accrued expenses................................................................................               38,438
                                                                                                           ---------------
   Total liabilities.................................................................................            1,820,990
                                                                                                           ---------------

NET ASSETS ..........................................................................................      $    37,208,263
                                                                                                           ===============

SHARES OUTSTANDING (NOTE 4)..........................................................................            3,391,368
                                                                                                           ===============

NET ASSET VALUE, offering and
     redemption price per share (Net Assets (divided by) shares outstanding).........................          $     10.97
                                                                                                               ===========

NET ASSETS CONSIST OF:
   Undistributed net investment income...............................................................      $        34,344
   Par value of shares of capital stock..............................................................                3,391
   Additional paid-in capital........................................................................           35,531,791
   Accumulated net realized gain.....................................................................              593,129
   Net unrealized appreciation on investments........................................................            1,045,608
                                                                                                           ---------------
                                                                                                           $    37,208,263
                                                                                                           ===============


* Including a repurchase agreement of $4,729,000 and cost of $36,664,501.





SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VALUE PORTFOLIO
STATEMENTS OF OPERATIONS
For the six months ended June 30, 2000 (Unaudited)

================================================================================

INVESTMENT  INCOME:
Income:
   Dividends.....................................................................................      $        73,591
   Interest......................................................................................               52,018
                                                                                                       ---------------
       Total income..............................................................................              125,609
                                                                                                       ---------------
Expenses:
   Management fees (Note 2)......................................................................               68,449
   Custodian fees................................................................................               20,023
   Transfer agent fees...........................................................................                4,803
   Audit fees....................................................................................                4,025
   Accounting fees (Note 2)......................................................................                3,000
   Legal fees....................................................................................                9,801
   Reports to shareholders.......................................................................                1,746
   Directors fees and expenses...................................................................               10,730
   Registration and filing fees..................................................................                1,935
   Miscellaneous.................................................................................                2,524
                                                                                                       ---------------
       Total expenses............................................................................              127,036
       Expenses paid indirectly (Note 5).........................................................                  (72)
       Reimbursement of expenses by adviser (Note 2).............................................              (35,699)
                                                                                                       ---------------
       Net expenses..............................................................................               91,265
                                                                                                       ---------------
       Net investment income.....................................................................               34,344
                                                                                                       ---------------

REALIZED  AND  UNREALIZED GAIN ON INVESTMENTS:

   Net realized gain from investment transactions................................................              651,730
   Net increase in unrealized appreciation of investments during the period.....................               105,627
                                                                                                       ---------------
       Net realized and unrealized gain on investments...........................................              757,357
                                                                                                       ---------------
       Net increase in net assets resulting from operations......................................      $       791,701
                                                                                                       ===============




SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VALUE PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

===============================================================================

                                                                      SIX MONTHS
                                                                     ENDED JUNE 30,  PERIOD ENDED
                                                                          2000       DECEMBER 31,
                                                                       (UNAUDITED)       1999
                                                                     --------------  ------------
OPERATIONS:
    Net investment income .........................................   $     34,344   $     14,023
    Net realized gain (loss) from investment transactions .........        651,730        (58,601)
    Net increase in unrealized appreciation of investments ........        105,627        939,981
                                                                      ------------   ------------
    Net increase in net assets resulting from operations ..........        791,701        895,403

DIVIDENDS TO SHAREHOLDERS FROM:
    Net investment income .........................................           --          (14,023)
    Return of capital .............................................           --           (2,540)

CAPITAL SHARE TRANSACTIONS (NOTE 4) ...............................     23,748,678     11,789,044
                                                                      ------------   ------------

Total increase in net assets ......................................     24,540,379     12,667,884

NET ASSETS:
    Beginning of period ...........................................     12,667,884           --
                                                                      ------------   ------------
    End of Period (Including undistributed net investment income of
      $34,344 in 2000) ............................................   $ 37,208,263   $ 12,667,884
                                                                      ============   ============








SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2000 (Unaudited)

===============================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The Fund is a separate series of Davis Variable Account Fund, Inc., which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of financial statements.

    Davis Value Portfolio is a diversified, professionally managed stock-oriented fund.

A. VALUATION OF SECURITIES - Securities listed on national securities exchanges are valued at the last reported sales price on the day of valuation. Securities traded in the over the counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Securities for which market quotations are not readily available are valued at fair value as determined by the Board of Directors. Short-term obligations are valued at amortized cost which approximates fair value as determined by the Board of Directors. These valuation procedures are reviewed and subject to approval by the Board of Directors.

B. CURRENCY TRANSLATION - The market values of all assets and liabilities denomination in foreign currencies are recorded in the financial statements after translation to the U.S. dollar based upon the mean between the bid and offered quotations of the currencies against U.S. dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

C. FORWARD CURRENCY CONTRACTS - The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund record a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Fund to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from the sales and maturities of short-term sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

D. FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for federal income or excise tax is required. At June 30, 2000, the Fund had approximately $31,000 of capital loss carryovers available to offset future capital gains, if any, which expire in 2007.

DAVIS VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS - (Continued)
June 30, 2000 (Unaudited)

===============================================================================

E. USE OF ESTIMATES IN FINANCIAL STATEMENTS - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

F. SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date. Discounts and premiums on debt securities (excluding convertible bonds) purchased are amortized over the lives of the respective securities in accordance with the requirements of the Internal Revenue Code.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded on the ex-dividend date. The character of the distributions made during the year from net investment income may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or gain was recorded by the Fund. The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations.

NOTE 2 - INVESTMENT ADVISORY FEES

    Advisory fees are paid to Davis Selected Advisers, L.P. (the "Adviser") at an annual rate of 0.75% of the average annual net assets.

    State Street Bank is the Fund's primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee paid to the Adviser for the six months ended June 30, 2000 was $21. State Street Bank & Trust Company ("State Street Bank") is the Fund's primary accounting provider. Fees for such services are included in the custodian fee as State Street also serves as the Fund's custodian. The Adviser is also paid for certain accounting services. The fee for the six months ended June 30, 2000 amounted to $3,000. The Adviser has agreed to reimburse the Fund for certain expenses incurred in the current fiscal period, which amounted to $35,699. Certain directors and officers of the Fund are also directors and officers of the general partner of the Adviser.

    Davis Selected Advisers - NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. The Fund pays no fees directly to DSA-NY.

    The Fund has adopted procedures to treat Shelby Cullom Davis & Co. ("SCD") as an affiliate of the Adviser. During the six months ended June 30, 2000, SCD received $110 in commissions on the purchase and sales of portfolio securities in the Davis Value Portfolio.

NOTE 3 - PURCHASES AND SALES OF SECURITIES

    Purchases and sales of investment securities (excluding short-term securities) during the six months ended June 30, 2000 were $22,818,721 and $2,164,212, respectively.

DAVIS VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS - (Continued)
June 30, 2000 (Unaudited)

===============================================================================

NOTE 4 - CAPITAL STOCK

     At June 30, 2000, there were 5 billion shares of capital stock ($0.001 par value per share) authorized. Transactions in capital stock were as follows:

                                                                   SIX MONTHS       JULY 1, 1999
                                                                      ENDED       (COMMENCEMENT OF
                                                                  JUNE 30, 2000  OPERATIONS) THROUGH
                                                                   (UNAUDITED)    DECEMBER 31, 1999
                                                                 --------------- -------------------
Shares sold...............................................            2,252,968         1,328,411
Shares issued in reinvestment of distributions............               -                  1,624
                                                                 ---------------     ------------
                                                                      2,252,968         1,330,035
Shares redeemed...........................................              (97,799)          (93,836)
                                                                 ---------------     ------------
      Net increase........................................            2,155,169         1,236,199
                                                                 ===============     ============

Proceeds from shares sold.................................       $   24,784,061      $ 12,681,981
Proceeds from shares issued in
    reinvestment of distributions.........................               -                 16,563
                                                                 ---------------     ------------
                                                                     24,784,061        12,698,544
Cost of shares redeemed...................................           (1,035,383)         (909,500)
                                                                 ---------------     -------------
      Net increase........................................       $   23,748,678      $ 11,789,044
                                                                 ===============     ===============


NOTE 5 - CUSTODIAN FEES

     Under an agreement with the custodian bank, custodian fees are reduced for earnings on cash balances maintained at the custodian by the Fund. Such reductions amounted to $72 for the six months ended June 30, 2000.

DAVIS VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS

===============================================================================

The following financial information represents data for each share of capital stock outstanding throughout each period:


                                                                              JULY 1, 1999
                                                        SIX MONTHS            (COMMENCEMENT
                                                           ENDED             OF OPERATIONS)
                                                       JUNE 30, 2000             THROUGH
                                                        (UNAUDITED)         DECEMBER 31, 1999
                                                       -------------        -----------------
Net Asset Value, Beginning of Period...............    $    10.25             $    10.00
                                                       ----------             ----------

Income From Investment Operations
---------------------------------
 Net Investment Income.............................          0.01                   0.01
 Net Realized and Unrealized Gains (Losses)........          0.71                   0.25
                                                       ----------             ----------
    Total From Investment Operations...............          0.72                   0.26

Dividends and  Distributions
----------------------------
 Dividends from Net Investment Income..............          -                     (0.01)
 Return of Capital.................................          -                       -(3)
                                                       ----------             ----------
    Total Dividends and Distributions..............          -                     (0.01)
                                                       ----------             ----------

Net Asset Value, End of Period.....................    $    10.97             $    10.25
                                                       ==========             ==========

Total Return(1)....................................         7.02%                  2.64%
-------------

Ratios/Supplemental Data
------------------------
 Net Assets, End of Period (000 omitted)...........       $37,208                $12,668

 Ratio of Expenses to Average Net Assets...........      1.00%*(4)              1.00%*(4)
 Ratio of Net Investment Income to
    Average Net Assets.............................        0.38%*                 0.43%*
 Portfolio Turnover Rate(2)........................           12%                     5%


1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one year.

2 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

3   Less than $0.005 per share.

4 Had the Adviser not absorbed certain expenses the ratio of expenses to average net assets would have been 1.39% and 2.29% for the six months ended June 30, 2000 and the year ended December 31, 1999, respectively.

*   Annualized



SEE NOTES TO FINANCIAL STATEMENTS

                              DAVIS VALUE PORTFOLIO
             2949 East Elvira Road, Suite 101, Tucson, Arizona 85706

===============================================================================

      DIRECTORS                       OFFICERS
      Wesley E. Bass, Jr.             Jeremy H. Biggs
      Jeremy H. Biggs                     Chairman
      Marc P. Blum                    Christopher C. Davis
      Andrew  A. Davis                    President
      Christopher C. Davis            Kenneth C. Eich
      Jerry D. Geist                      Vice President
      D. James Guzy                   Sharra L. Reed
      G. Bernard Hamilton                 Vice President,
      Laurence W. Levine                  Treasurer & Assistant Secretary
      Christian R. Sonne              Thomas D. Tays
      Marsha Williams                     Vice President Secretary
                                      Andrew A. Davis
                                          Vice President




INVESTMENT ADVISER
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
(800) 279-0279

DISTRIBUTOR
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

TRANSFER AGENT & CUSTODIAN
State Street Bank and Trust Company
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

COUNSEL
D'Ancona & Pflaum
111 E. Wacker Drive, Suite 2800
Chicago, Illinois 60601-4205

AUDITORS
KPMG LLP
707 Seventeenth Street
Suite 2300
Denver, Colorado 80202



================================================================================

FOR MORE INFORMATION ABOUT THE DAVIS VALUE PORTFOLIO, INCLUDING MANAGEMENT FEE, CHARGES AND EXPENSES SEE THE CURRENT PROSPECTUS, WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT.

================================================================================